                                                                    EXHIBIT 99.2


                                10,000,000 SHARES


                        PIONEER NATURAL RESOURCES COMPANY
                                   ("COMPANY")


                                  COMMON STOCK


                                 TERMS AGREEMENT



                                                                  April 16, 2002

TO: THE REPRESENTATIVES OF THE UNDERWRITERS IDENTIFIED HEREIN



Dear Sirs:

     The undersigned agrees to sell to the several Underwriters named in Schedule A hereto for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333-42315) ("UNDERWRITING Agreement"), the following securities ("OFFERED SECURITIES") on the following terms:

               TITLE: Common Stock, par value $.01 per share.

               NUMBER OF SHARES: 10,000,000

               OVER-ALLOTMENT: In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date hereof, the Underwriters may purchase up to 1,500,000 additional shares of the Offered Securities (the "Optional Securities") at the purchase price. If such notice is given, then the Company agrees to sell to the Underwriters the Optional Securities, and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the Number of Offered Securities set forth opposite such Underwriter's name on Schedule A hereto (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Offered Securities. No Optional Securities shall be sold or delivered unless the Offered Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.

               PURCHASE PRICE: $20.56 per share.

               PRICE TO PUBLIC: $21.50 per share.

               CLOSING: 9:00 A.M. on Monday, April 22, 2002, at the offices of Vinson & Elkins L.L.P., Dallas, Texas, in Federal (same day) funds.



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               BLACKOUT: Until 60 days after the date of the Terms Agreement.
With respect to the Company, the Blackout does not apply to (i) the conversion, exercise or exchange of options, warrants or other securities existing on the date hereof pursuant to their terms, (ii) the replenishment of the Company's unallocated shelf registration statement up to $1 billion of total securities,
(iii) offers of, agreements to issue, and public disclosure of the intention to make an offer or sale of, securities of the Company as consideration in a negotiated acquisition by the Company or any of its subsidiaries or affiliates of an entity, business or assets so long as no securities of the Company are issued prior to the expiration of the Blackout, or (iv) the offer and sale of securities pursuant to the Company's employee benefit and long-term incentive plans existing on the date hereof. With respect to the directors and executive officers of the Company, the Blackout does not apply to an aggregate of up to 200,000 shares of common stock that may be disposed of under the Company's 401(k) plan or long-term incentive plans, such 200,000 shares to be allocated among such directors and executive officers by the chief executive officer of the Company.

               NAMES AND ADDRESSES OF THE REPRESENTATIVES:

                  Credit Suisse First Boston Corporation
                  Eleven Madison Avenue
                  New York, NY 10010-3629

                  Banc of America Securities LLC
                  9 West 57th Street
                  48th Floor
                  New York, NY 10019

                  J.P. Morgan Securities Inc.
                  277 Park Avenue
                  9th Floor
                  New York, NY 10017

                  Lehman Brothers Inc.
                  745 Seventh Avenue
                  New York, NY 10019

         The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         The provisions of the Underwriting Agreement are incorporated herein by reference.

         The Offered Securities will be delivered through the facilities of The Depository Trust Company unless you otherwise instruct.

         For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus Supplement furnished on behalf of each Underwriter: (i) the concession and discount figures appearing in the fourth paragraph, the last sentence of the sixth paragraph, paragraphs eleven and twelve under the caption "Underwriting" in the prospectus supplement; and (ii) the following information in the prospectus supplement furnished on behalf of First Union Securities, Inc.: the thirteenth paragraph under the caption "Underwriting" in the prospectus supplement.



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         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, Pioneer Natural Resources USA, Inc. and the several Underwriters in accordance with its terms.

                        Very truly yours,

                                PIONEER NATURAL RESOURCES COMPANY


                                By:    /s/ Richard P. Dealy
                                     -------------------------------------------

                                Name:  Richard P. Dealy
                                Title: Vice President and Chief Accounting
                                       Officer


                                PIONEER NATURAL RESOURCES USA, INC.


                                By:    /s/ Richard P. Dealy
                                     -------------------------------------------

                                Name:  Richard P. Dealy
                                Title: Vice President and Chief Accounting
                                       Officer


     CREDIT SUISSE FIRST BOSTON CORPORATION
     BANC OF AMERICA SECURITIES LLC
     J.P. MORGAN SECURITIES INC.
     LEHMAN BROTHERS INC.
         Acting on behalf of themselves and as the Representatives of the several
            Under-writers

     By  CREDIT SUISSE FIRST BOSTON CORPORATION


     By     /s/ Robert Wheeler
       -------------------------------------------
     Name:  Robert Wheeler
     Title: Managing Director




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

                                   SCHEDULE A


                                                                        NUMBER OF FIRM SECURITIES
                          UNDERWRITER                                        TO BE PURCHASED
                                                                        -------------------------
Credit Suisse First Boston Corporation ...............................        1,470,000
Banc of America Securities LLC .......................................        1,470,000
J.P. Morgan Securities Inc. ..........................................        1,470,000
Lehman Brothers Inc. .................................................        1,470,000
Deutsche Bank Securities Inc. ........................................          560,000
First Union Securities, Inc. .........................................          560,000
Friedman, Billings, Ramsey & Co. .....................................          560,000
Howard Weil, a division of Legg Mason Wood Walker, Inc. ..............          560,000
Johnson Rice & Company, L.L.C. .......................................          560,000
Petrie Parkman & Co, Inc. ............................................          560,000
Raymond James & Associates, Inc. .....................................          560,000
First Albany Corporation .............................................           50,000
Frost Securities, Inc. ...............................................           50,000
RBC Dain Rauscher Inc. ...............................................           50,000
Stifel, Nicolaus & Company, Incorporated .............................           50,000

                  Total ..............................................       10,000,000
                                                                           ============


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